Exhibit 99.2

Associated Estates Realty Corporation
Third Quarter 2009
Earnings Release and Supplemental Financial Data

The Cambridge at Buckhead is a premier community within minutes of outstanding entertainment, premier shopping and fine dining.  Distinctive features include vaulted ceilings, a Mediterranean sunroom, formal dining room and architectural columns, as well as a courtyard swimming pool with poolside WiFi, a gazebo grill at the pool and so much more.

Cambridge at Buckhead	Phone:	(404) 816-3432
3432 Piedmont Road NE	Fax:	(404) 816-7570
Atlanta, GA 30305	Web Site:	www.cambridgeatbuckhead.com

Investor Contact:	Media Contact:
Swarup Katuri	Kimberly Kanary
Senior Director of Corporate Finance	Director of Corporate Communications
and Investor Relations	(216) 797-8718
(216) 797-8743	kkanary@AssociatedEstates.com
skaturi@AssociatedEstates.com

www.AssociatedEstates.com

Associated Estates Realty Corporation Third Quarter 2009 Supplemental Financial Data

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding the Company's 2009 performance, which are based on certain assumptions.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release.  These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "expects," "projects," "believes," "plans," "anticipates" and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that the Company's forward-looking statements involve risks and uncertainty that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the ability of the Company to consummate the sale of properties pursuant to its current plan, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; the ability of the Company to refinance debt on favorable terms at maturity; the ability of the Company to defease or prepay debt pursuant to its current plan; risks of a lessening of demand for the multifamily units owned or managed by the Company; competition from other available multifamily units and changes in market rental rates; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses; weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs and real estate tax valuation reassessments or millage rate increases; inability of the Company to control operating expenses or achieve increases in revenue; the results of litigation filed or to be filed against the Company; changes in tax legislation; risks of personal injury claims and property damage related to mold claims because of diminished insurance coverage; catastrophic property damage losses that are not covered by the Company's insurance; the ability to acquire properties at prices consistent with the Company’s investment criteria; risks associated with property acquisitions such as environmental liabilities, among others; changes in or termination of contracts relating to third party management and advisory business; and risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of the Company's properties or the neighborhoods in which they are located.

2

Associated Estates Realty Corporation Third Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS THIRD QUARTER RESULTS
Same Community NOI Continues to be In-Line with Expectations

Cleveland, Ohio – October 26, 2009 – Associated Estates Realty Corporation (NYSE: AEC) (NASDAQ: AEC) today reported funds from operations (FFO) for the third quarter ended September 30, 2009 of $0.26 per common share (basic and diluted), compared to $0.31 per common share (basic and diluted), for the third quarter ended September 30, 2008.  Total revenue for the third quarter of 2009 was $32.9 million compared with $34.1 million for the third quarter of 2008, a decrease of 3.5 percent.

Net loss applicable to common shares was $3.9 million or $0.23 per common share (basic and diluted) for the third quarter ended September 30, 2009, compared to a net loss applicable to common shares of $4.2 million or $0.26 per common share (basic and diluted) for the third quarter ended September 30, 2008.

“Our third quarter and year-to-date results track to our full year expectations,” said Jeffrey I. Friedman, president and chief executive officer.  “We believe we are well-positioned to once again deliver top-tier Same Community NOI performance compared to the multifamily peer group in 2009.”

A reconciliation of net (loss) income attributable to the Company to FFO and FFO as adjusted, is included on page 10.

Same Community Portfolio Results

Net operating income (NOI) for the third quarter for the Company’s Same Community portfolio declined 2.2 percent as a result of revenue decreasing 2.5 percent and property operating expenses declining 2.9 percent, compared to the third quarter of 2008.  Quarter end physical occupancy was 94.6 percent compared to 95.8 percent at the end of the third quarter of 2008.  Average net rent per unit for the third quarter for the Same Community portfolio was $917 per month, a 1.1 percent decrease compared to the third quarter of 2008.  Net rent per unit for the third quarter for the Company’s Same Community Midwest portfolio remained flat compared to the third quarter of 2008, at $828.  Net rent per unit for the Company’s Same Community Mid-Atlantic portfolio increased 1.4 percent to $1,238, and net rent per unit for the Company’s Same Community properties in the Southeast markets decreased 4.6 percent to $987.

On a sequential basis, Same Community revenue grew by 0.4 percent relative to the second quarter of 2009, led by 0.7 percent growth in the Southeast portfolio and 0.4 percent growth in the Midwest portfolio. In the Mid-Atlantic region, revenue for the quarter declined by 0.3 percent, when compared to the second quarter.  Average third quarter net rent per unit for the Company’s Same Community portfolio decreased by $3 or 0.3 percent to $917 per month.

Additional quarterly financial information, including performance by region for the Company's portfolio, is included on pages 15 through 23.

3

Associated Estates Realty Corporation Third Quarter Earnings

Year-to-Date Performance

FFO for the nine months ended September 30, 2009, was $0.94 per common share (basic and diluted) and includes a credit to expenses of $563,000 or approximately $0.03 per common share for a refund of defeasance costs on certain previously defeased loans.  FFO as adjusted for the first nine months of 2009, excludes that credit, and was $0.91 per common share (basic and diluted).

For the nine months ended September 30, 2009, net income applicable to common shares was $5.4 million or $0.33 per common share (basic and diluted) compared to net income applicable to common shares of $31.1 million or $1.92 per common share (basic and diluted) for the period ended September 30, 2008.  The results for the nine-month period ended September 30, 2009, include gains on insurance recoveries of $544,000 or $0.03 per common share, gains on dispositions of properties of $15.4 million or $0.93 per common share and a credit to expenses of $563,000 or approximately $0.03 per common share attributable to a refund of defeasance costs on certain previously defeased loans.  The September 30, 2008 results include gains from property sales of $45.2 million or $2.79 per common share and defeasance and/or prepaid costs of $2.0 million or $0.12 per common share.

NOI for the nine months ended September 30, 2009, for the Company’s Same Community portfolio, decreased 2.3 percent resulting from a 1.1 percent decrease in revenue and a 0.5 percent increase in property operating expenses compared to the first nine months of 2008.

A reconciliation of net (loss) income attributable to the Company to FFO and FFO as adjusted, is included on page 10.

2009 Outlook

The Company has updated its current full year FFO as adjusted guidance range to $1.17 to $1.20 per common share from its previous guidance range of $1.17 to $1.23 per common share.  The Company also announced that it does not intend to acquire any properties for the remainder of the year.  Detailed assumptions relating to the Company's earnings guidance can be found on page 25.

Conference Call

A conference call to discuss the results will be held on Tuesday, October 27 at 2:00 p.m. Eastern.  To participate in the call:

Via Telephone: The dial-in number is 800-860-2442, and the passcode is “Estates.”

Via the Internet (listen only):  Access the Company's website at www.AssociatedEstates.com.  Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Q3 2009 Earnings Webcast" link.  The webcast will be archived through November 10, 2009.

4

Associated Estates Realty Corporation Financial and Operating Highlights For the Three and Nine Months Ended September 30, 2009 and 2008 (Unaudited; in thousands, except per share and ratio data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING INFORMATION	2009	2008	2009	2008

Total revenue	$32,866	$34,052	$98,004	$97,717
Property revenue	$32,255	$33,077	$96,217	$95,467
Net (loss) income applicable to common shares	$(3,865)	$(4,244)	$5,420	$31,065
Per share - basic and diluted	$(0.23)	$(0.26)	$0.33	$1.92

Funds from Operations (FFO) (1)	$4,265	$5,056	$15,561	$14,047

FFO as adjusted (1)	$4,265	$5,056	$14,998	$16,006

FFO per share - basic and diluted	$0.26	$0.31	$0.94	$0.87

FFO as adjusted per share - basic and diluted	$0.26	$0.31	$0.91	$0.99

Funds Available for Distribution (FAD) (1)	$2,528	$2,541	$11,579	$10,899

Dividends per share	$0.17	$0.17	$0.51	$0.51

Payout ratio - FFO	65.4%	54.8%	54.3%	58.6%
Payout ratio - FFO as adjusted	65.4%	54.8%	56.0%	51.5%
Payout ratio - FAD	113.3%	106.3%	72.9%	76.1%

General and administrative expense	$3,831	$3,668	$10,136	$10,379
Interest expense (2)	$8,365	$8,705	$25,230	$25,712
Interest coverage ratio (3)	1.66:1	1.72:1	1.74:1	1.75:1
Fixed charge coverage ratio (4)	1.48:1	1.52:1	1.55:1	1.55:1
General and administrative expense to property revenue	11.9%	11.1%	10.5%	10.9%
Interest expense to property revenue	25.9%	26.3%	26.2%	26.9%
Property NOI (5)	$ 18,256	$ 18,664	$ 54,651	$ 54,678
ROA (6)	7.9%	8.3%	7.9%	8.3%
Same Community revenue (decrease) increase	(2.5)%	3.1%	(1.1)%	3.4%
Same Community expense (decrease) increase	(2.9)%	(0.8)%	0.5%	(0.3)%
Same Community NOI (decrease) increase	(2.2)%	6.4%	(2.3)%	6.4%
Same Community operating margins	56.6%	56.4%	56.3%	57.0%

(1)	See page 10 for a reconciliation of net (loss) income attributable to AERC to these non-GAAP measurements and page 26 for the Company's definition of these non-GAAP measurements.

(2)	Excludes amortization of financing fees of $300 and $919 for 2009 and $307 and $912 for 2008. 2009 excludes a credit of $(563) for a refund of defeasance costs for previously defeased loans.

(3)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance, other prepayment costs/credits and/or preferred repurchase costs including discounts received and premiums paid.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 27 for a reconciliation of net (loss) income available to common shares to EBITDA and for the Company's definition of EBITDA.

(4)

Represents interest expense and preferred stock dividend payment coverage, excluding defeasance and/or other prepayment costs/credits.  Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(6)	ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding held for sale assets.

5

Associated Estates Realty Corporation Financial and Operating Highlights Third Quarter 2009 (Unaudited; in thousands, except per share and ratio data)

	September 30,	December 31,
MARKET CAPITALIZATION DATA	2009	2008

Net real estate assets	$641,137	$673,848
Total assets	$667,855	$699,896

Debt	$526,149	$557,481
Noncontrolling redeemable interest	$1,829	$1,829
Preferred stock - 8.70% Class B Cumulative Redeemable Preferred Shares	$48,263	$48,263
Total shareholders' equity	$104,766	$105,621

Common shares outstanding	16,705	16,556
Share price, end of period	$9.62	$9.13

Total market capitalization	$735,114	$756,900

Undepreciated book value of real estate assets (1)	$935,430	$957,061

Debt to undepreciated book value of real estate assets	56.2%	58.2%
Debt and preferred stock to undepreciated book value of real estate assets	61.4%	63.3%
Debt to total market capitalization	71.6%	73.7%
Debt and preferred stock to total market capitalization	78.1%	80.0%

Annual dividend	$0.68	$0.68

Annual dividend yield based on share price, end of period	7.1%	7.4%

(1)	December 31, 2008 includes $4,338 of undepreciated real estate associated with one property classified as held for sale.

6

Associated Estates Realty Corporation Financial and Operating Highlights Third Quarter 2009

			Average Age
		Number	of Owned
PORTFOLIO INFORMATION	Properties	of Units	Properties

Company Portfolio:
Directly Owned:
Same Community Midwest	34	7,648	17
Same Community Mid-Atlantic	4	935	17
Same Community Southeast	8	2,989	13
Total Same Community	46	11,572	16

Acquisitions	2	536	4
Total Directly Owned	48	12,108	15
Third Party Managed	1	258
Total Company Portfolio	49	12,366

7

Associated Estates Realty Corporation Condensed Consolidated Balance Sheets Third Quarter 2009 (Unaudited; dollar amounts in thousands)

	September 30,	December 31,
	2009	2008
ASSETS

Real estate assets
Investment in real estate	$932,272	$951,978
Construction in progress	3,158	745
Less: accumulated depreciation	(294,293)	(280,541)
	641,137	672,182
Real estate associated with property held for sale, net	-	1,666

Real estate, net	641,137	673,848
Cash and cash equivalents	4,061	3,551
Restricted cash	7,530	6,873
Other assets	15,127	15,624
Total assets	$667,855	$699,896

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable	$488,369	$510,201
Unsecured revolving credit facility	12,000	21,500
Unsecured debt	25,780	25,780
Total debt	526,149	557,481
Accounts payable, accrued expenses and other liabilities	35,111	34,965
Total liabilities	561,260	592,446

Noncontrolling redeemable interest	1,829	1,829

Shareholders' equity
Preferred shares, without par value; 9,000,000 shares authorized; 8.70%
Class B Series II cumulative redeemable, $250 per share liquidation preference, 232,000 issued and 193,050 outstanding
at September 30, 2009 and December 31, 2008, respectively	48,263	48,263
Common shares, without par value; $.10 stated value; 41,000,000 authorized; 22,995,763 issued and 16,704,871 and 16,556,221
outstanding at September 30, 2009 and December 31, 2008, respectively	2,300	2,300
Paid-in capital	282,897	282,501
Accumulated distributions in excess of accumulated net income	(162,405)	(159,595)
Accumulated other comprehensive loss	(1,965)	(2,899)
Less: Treasury shares, at cost, 6,290,892 and 6,439,542 shares
at September 30, 2009 and December 31, 2008, respectively	(64,324)	(64,949)
Total shareholders' equity	104,766	105,621
Total liabilities and shareholders' equity	$667,855	$699,896

8

Associated Estates Realty Corporation Consolidated Statements of Operations Three and Nine Months Ended September 30, 2009 and 2008 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
REVENUE
Property revenue	$32,255	$33,077	$96,217	$95,467
Management and service company revenue:
Fees, reimbursements and other	232	428	1,057	1,378
Construction and other services	379	547	730	872
Total revenue	32,866	34,052	98,004	97,717

EXPENSES
Property operating and maintenance	13,999	14,413	41,566	40,789
Depreciation and amortization	8,502	9,304	26,297	26,726
Direct property management and service company expense	210	420	918	1,213
Construction and other services	465	578	999	1,098
General and administrative	3,831	3,668	10,136	10,379
Total expenses	27,007	28,383	79,916	80,205
Operating income	5,859	5,669	18,088	17,512
Interest income	6	16	41	122
Interest expense	(8,665)	(9,012)	(25,586)	(26,624)
(Loss) income before gain on insurance recoveries, equity in net
loss of joint ventures, and income from discontinued operations	(2,800)	(3,327)	(7,457)	(8,990)
Gain on insurance recoveries	-	-	544	-
Equity in net loss of joint ventures	-	(28)	-	(72)
(Loss) income from continuing operations	(2,800)	(3,355)	(6,913)	(9,062)
Income from discontinued operations:
Operating income (loss)	-	325	568	(678)
Gain on disposition of properties	(2)	-	15,411	45,203
Income from discontinued operations	(2)	325	15,979	44,525
Net (loss) income	(2,802)	(3,030)	9,066	35,463
Net income attributable to noncontrolling redeemable interest	(14)	(13)	(40)	(40)
Net (loss) income attributable to AERC	(2,816)	(3,043)	9,026	35,423
Preferred share dividends	(1,049)	(1,201)	(3,149)	(3,603)
Allocation to participating securities	-	-	(457)	(755)
Net (loss) income applicable to common shares	$(3,865)	$(4,244)	$5,420	$31,065

Earnings per common share - basic and diluted:
(Loss) income from continuing operations
applicable to common shares	$(0.23)	$(0.28)	$(0.61)	$(0.78)
Income from discontinued operations	-	0.02	0.94	2.70
Net (loss) income applicable to common shares	$(0.23)	$(0.26)	$0.33	$1.92

Weighted average shares outstanding - basic and diluted	16,539	16,298	16,500	16,222

9

Associated Estates Realty Corporation Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD) (In thousands, except per share data)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2009	2008	2009	2008
CALCULATION OF FFO AND FAD
Net (loss) income attributable to AERC		$(2,816)	$(3,043)	$9,026	$35,423

Add:	Depreciation - real estate assets	8,071	8,175	24,571	24,299
	Depreciation - real estate assets - joint ventures	-	24	-	69
	Amortization of intangible assets	57	1,101	1,068	3,062
Less:	Preferred share dividends	(1,049)	(1,201)	(3,149)	(3,603)
	Gain on disposition of properties/gain on insurance recoveries	2	-	(15,955)	(45,203)

	Funds from Operations (FFO) (1)	4,265	5,056	15,561	14,047

Add:	Defeasance and other prepayment costs	-	-	-	1,959
Less:	Refund of defeasance costs for previously defeased loans	-	-	(563)	-

	Funds from Operations as Adjusted (1)	4,265	5,056	14,998	16,006

Add:	Depreciation - other assets	374	326	1,132	1,015
	Amortization of deferred financing fees	300	320	925	986
Less:	Recurring fixed asset additions (2)	(2,411)	(3,161)	(5,476)	(7,108)

	Funds Available for Distribution (FAD) (1)	$2,528	$2,541	$11,579	$10,899

Weighted average shares outstanding - basic and diluted (3)		16,539	16,298	16,500	16,222

PER SHARE INFORMATION:
FFO - basic and diluted		$0.26	$0.31	$0.94	$0.87
FFO as adjusted - basic and diluted		$0.26	$0.31	$0.91	$0.99
Dividends		$0.17	$0.17	$0.51	$0.51

Payout ratio - FFO		65.4%	54.8%	54.3%	58.6%
Payout ratio - FFO as adjusted		65.4%	54.8%	56.0%	51.5%
Payout ratio - FAD		113.3%	106.3%	72.9%	76.1%

(1)	See page 26 for the Company's definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculation include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment and non-recurring capital additions.

(3)

The Company has excluded 31 and 22 common share equivalents from the three and nine months ended September 30, 2009 calculation, respectively, and 451 and 316 common share equivalents from the three and nine months ended September 30, 2008 calculation, respectively, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive  to the loss from continuing operations.

10

Associated Estates Realty Corporation Discontinued Operations (1) Three Months Ended September 30, 2009 and 2008 (Unaudited; dollar amounts in thousands)

	Three Months Ended
	September 30,
	2009	2008
REVENUE
Property revenue	$-	$1,292

EXPENSES
Property operating and maintenance	-	479
Depreciation and amortization	-	298
Total expenses	-	777
Operating income	-	515
Interest income	-	-
Interest expense	-	(190)
Gain on disposition of properties	(2)	-
Income from discontinued operations	$(2)	$325

(1)

The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2009 and 15 properties disposed of in 2008.

11

Associated Estates Realty Corporation Discontinued Operations (1) Nine Months Ended September 30, 2009 and 2008 (Unaudited; dollar amounts in thousands)

	Nine Months Ended
	September 30,
	2009	2008
REVENUE
Property revenue	$2,021	$7,850

EXPENSES
Property operating and maintenance	948	3,868
Depreciation and amortization	474	1,650
Total expenses	1,422	5,518
Operating income	599	2,332
Interest income	-	5
Interest expense (2)	(31)	(3,015)
Gain on disposition of properties	15,411	45,203
Income from discontinued operations	$15,979	$44,525

(1)

The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties as held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2009 and 15 properties disposed of in 2008.

(2)	Included in the 2008 expense is $1,959 of defeasance and other prepayment costs.

12

Associated Estates Realty Corporation Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures (In thousands, except estimated GAAP useful life and cost per unit)

		Nine Months Ended
	Estimated	September 30, 2009
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$7,263	$586
Maintenance personnel labor cost (2)		3,935	317
Total Operating Expenses Related to Repairs and Maintenance		11,198	903

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	96	8
Appliances	5	651	52
Building improvements	14	467	38
Carpet and flooring	5	2,137	172
Furnishings	5	138	11
HVAC and mechanicals	15	645	52
Landscaping and grounds	14	1,124	91
Suite improvements	5	40	3
Miscellaneous	5	44	4
Total Recurring Capital Expenditures - Properties		5,342	431
Corporate capital expenditures (4)		134	11
Total Recurring Capital Expenditures		5,476	442
Total Recurring Capital Expenditures and Repairs and Maintenance		$16,674	$1,345

Total Recurring Capital Expenditures		$5,476
Investment/Revenue Enhancing Expenditures (5)
Building improvements - unit upgrades	Various	162
Building improvements - other	20	1,502
Ground improvements	Various	221
Corporate office renovations		304
Total Investment/Revenue Enhancing Expenditures		2,189

Grand Total Capital Expenditures		$7,665

(1)	Calculated using weighted average units owned during the nine months ended September 30, 2009 of 12,396.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations.

(3)	See page 28 for the Company's definition of recurring fixed asset additions.

(4)	Includes upgrades to computer hardware and software as well as corporate office furniture and fixtures.

(5)	See page 28 for the Company's definition of investment/revenue enhancing additions.

13

Associated Estates Realty Corporation
Fees, Reimbursements and Other Revenue, Direct Property Management
    and Service Company Expense and General and Administrative Expense
 For the Three and Nine Months Ended September 30, 2009 and 2008
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Fees, Reimbursements and Other Revenue
Property management fees	$26	$73	$155	$223
Asset management fees	70	90	193	199
Other revenue	22	8	139	165
Payroll reimbursements(1)	114	257	570	791
Fees, Reimbursements and Other Revenue(2)	232	428	1,057	1,378

Direct Property Management and Service Company Expense
Service company allocations	96	163	348	422
Payroll reimbursements(1)	114	257	570	791
Direct Property Management and Service Company Expense(2)	210	420	918	1,213
Service Company NOI	$22	$8	$139	$165

General and Administrative and Service Company Expense
General and administrative expense(2)	$3,831	$3,668	$10,136	$10,379
Service company allocations	96	163	348	422
General and Administrative and Service Company Expense	$3,927	$3,831	$10,484	$10,801

(1)	Salaries and benefits reimbursed in connection with the management of properties for third parties.

(2)	As reported per the Consolidated Statement of Operations.

14

Associated Estates Realty Corporation Same Community Data (1) Operating Results for the Last Five Quarters (Unaudited, in thousands, except unit totals and per unit amounts)

	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Property Revenue	$32,255	$32,138	$31,824	$32,381	$33,077

Property Operating and
Maintenance Expenses
Personnel	3,686	3,798	3,738	3,707	3,808
Advertising	385	400	392	385	403
Utilities	1,851	1,686	1,811	1,784	1,762
Repairs and maintenance	2,417	2,463	2,211	2,000	2,713
Real estate taxes and insurance	4,494	4,332	4,515	4,245	4,510
Other operating	1,166	1,132	1,086	1,150	1,217
Total Expenses	13,999	13,811	13,753	13,271	14,413

Property Net Operating Income	$18,256	$18,327	$18,071	$19,110	$18,664

Operating Margin	56.6%	57.0%	56.8%	59.0%	56.4%

Total Number of Units	12,108	12,108	12,108	12,108	12,108

NOI Per Unit	$1,508	$1,514	$1,492	$1,578	$1,541

Average Net Rents Per Unit (2)	$917	$920	$926	$932	$927

Average Net Rent Collected Per Unit (3)	$858	$855	$847	$864	$876

Physical Occupancy - End of Period (4)	94.6%	95.4%	93.9%	93.0%	95.8%

(1)	The results for all quarters include Belvedere and River Forest Apartments, both of which were acquired by the Company in April 2008.

(2)	Represents gross potential rents less concessions.

(3)	Represents gross potential rents less vacancies and concessions.

(4)	Is defined as number of units occupied divided by total number of units.

15

Associated Estates Realty Corporation Same Community Data (1) Operating Results for the Nine Months Ended September 30, 2009 and 2008 (Unaudited, in thousands, except unit totals and per unit amounts)

	Nine Months Ended
	September 30,
	2009	2008

Property Revenue	$91,215	$92,264

Property Operating and Maintenance Expenses
Personnel	10,764	10,630
Advertising	1,135	1,155
Utilities	5,139	4,880
Repairs and maintenance	6,770	6,948
Real estate taxes and insurance	12,896	12,867
Other operating	3,172	3,211
Total Expenses	39,876	39,691

Property Net Operating Income	$51,339	$52,573

Operating Margin	56.3%	57.0%

Total Number of Units	11,572	11,572

NOI Per Unit	$4,436	$4,543

Average Net Rents Per Unit (2)	$914	$914

Average Net Rent Collected Per Unit (3)	$847	$856

Physical Occupancy - End of Period (4)	94.7%	95.6%

(1)	The results shown for both years exclude Belvedere and River Forest Apartments, both of which were acquired by the Company in April 2008.

(2)	Represents gross potential rents less concessions.

(3)	Represents gross potential rents less vacancies and concessions.

(4)	Is defined as number of units occupied divided by total number of units.

16

Associated Estates Realty Corporation Same Community Data As of September 30, 2009 and September 30, 2008 (Unaudited)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q3	Q3%		Q3	Q3%		Q3	Q3%		Q3	Q3	Q3	Q3
	Units	Age (6)	2009	2008	Change	2009	2008	Change	2009	2008	Change	2009	2008	2009	2008
Midwest Properties
Indiana	836	13	$822	$801	2.6%	$856	$857	(0.1)%	$913	$904	1.0%	97.5%	95.2%	74.6%	89.0%
Michigan	2,888	18	725	739	(1.9)%	767	768	(0.1)%	840	835	0.6%	95.7%	97.1%	71.7%	68.8%
Ohio - Central Ohio	2,621	18	784	775	1.2%	821	814	0.9%	842	833	1.1%	96.0%	97.2%	73.9%	75.8%
Ohio - Northeastern Ohio	1,303	14	925	935	(1.1)%	961	967	(0.6)%	1,018	1,011	0.7%	95.7%	97.5%	69.4%	71.5%
Total Midwest Properties	7,648	17	790	792	(0.3)%	828	828	0.0%	879	872	0.8%	96.0%	97.0%	72.4%	73.9%

Mid-Atlantic Properties
Baltimore/Washington	667	23	1,253	1,231	1.8%	1,313	1,312	0.1%	1,365	1,326	2.9%	95.2%	94.0%	58.8%	55.8%
Virginia	804	3	1,092	1,118	(2.3)%	1,176	1,145	2.7%	1,197	1,146	4.5%	93.0%	98.3%	74.6%	94.0%
Total Mid-Atlantic Properties	1,471	11	1,165	1,169	(0.3)%	1,238	1,221	1.4%	1,273	1,227	3.7%	94.0%	96.3%	67.4%	76.7%

Southeast Properties
Florida	1,272	10	1,112	1,160	(4.1)%	1,200	1,245	(3.6)%	1,351	1,344	0.5%	93.7%	93.8%	58.5%	67.9%
Georgia	1,717	14	708	789	(10.3)%	829	880	(5.8)%	989	986	0.3%	89.5%	91.2%	68.3%	84.8%
Total Southeast Properties	2,989	13	880	947	(7.1)%	987	1,035	(4.6)%	1,143	1,138	0.4%	91.3%	92.3%	64.1%	77.6%

Total/Average Same
Community	12,108	15	$858	$876	(2.1)%	$917	$927	(1.1)%	$992	$981	1.1%	94.6%	95.8%	69.7%	75.2%

(1)	Represents gross potential rents less vacancies and allowances for all units divided by the number of units in a market.

(2)	Represents gross potential rents less allowances for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

17

Associated Estates Realty Corporation Property Revenue For the Three Months Ended September 30, 2009 and 2008 (Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	Q3	Q3
	No. of	Physical	Physical	2009	2008	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.2%	$2,143	$2,082	$61	2.9%
Michigan	2,888	95.7%	97.1%	6,573	6,708	(135)	(2.0)%
Ohio - Central Ohio	2,621	96.0%	97.2%	6,390	6,315	75	1.2%
Ohio - Northeastern Ohio	1,303	95.7%	97.5%	3,754	3,805	(51)	(1.3)%
Total Midwest Properties	7,648	96.0%	97.0%	18,860	18,910	(50)	(0.3)%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	94.0%	2,574	2,496	78	3.1%
Virginia	804	93.0%	98.3%	2,714	2,916	(202)	(6.9)%
Total Mid-Atlantic Properties	1,471	94.0%	96.3%	5,288	5,412	(124)	(2.3)%

Southeast Properties
Florida	1,272	93.7%	93.8%	4,357	4,570	(213)	(4.7)%
Georgia	1,717	89.5%	91.2%	3,750	4,185	(435)	(10.4)%
Total Southeast Properties	2,989	91.3%	92.3%	8,107	8,755	(648)	(7.4)%

Total/Same Community
Property Revenue	12,108	94.6%	95.8%	32,255	33,077	(822)	(2.5)%

(1)	Represents physical occupancy at the end of the quarter.

18

Associated Estates Realty Corporation Property Operating Expenses For the Three Months Ended September 30, 2009 and 2008 (Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	Q3	Q3
	No. of	Physical	Physical	2009	2008	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.2%	$962	$1,003	$(41)	(4.1)%
Michigan	2,888	95.7%	97.1%	3,125	3,157	(32)	(1.0)%
Ohio - Central Ohio	2,621	96.0%	97.2%	2,820	2,996	(176)	(5.9)%
Ohio - Northeastern Ohio	1,303	95.7%	97.5%	1,447	1,498	(51)	(3.4)%
Total Midwest Properties	7,648	96.0%	97.0%	8,354	8,654	(300)	(3.5)%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	94.0%	906	969	(63)	(6.5)%
Virginia	804	93.0%	98.3%	920	1,016	(96)	(9.4)%
Total Mid-Atlantic Properties	1,471	94.0%	96.3%	1,826	1,985	(159)	(8.0)%

Southeast Properties
Florida	1,272	93.7%	93.8%	1,839	1,868	(29)	(1.6)%
Georgia	1,717	89.5%	91.2%	1,980	1,906	74	3.9%
Total Southeast Properties	2,989	91.3%	92.3%	3,819	3,774	45	1.2%

Total/Same Community
Property Operating Expenses	12,108	94.6%	95.8%	13,999	14,413	(414)	(2.9)%

(1)	Represents physical occupancy at the end of the quarter.

19

Associated Estates Realty Corporation
Property Net Operating Income (Property NOI)
For the Three Months Ended September 30, 2009 and 2008
 (Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	Q3	Q3
	No. of	Physical	Physical	2009	2008	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.2%	$1,181	$1,079	$102	9.5%
Michigan	2,888	95.7%	97.1%	3,448	3,551	(103)	(2.9)%
Ohio - Central Ohio	2,621	96.0%	97.2%	3,570	3,319	251	7.6%
Ohio - Northeastern Ohio	1,303	95.7%	97.5%	2,307	2,307	-	0.0%
Total Midwest Properties	7,648	96.0%	97.0%	10,506	10,256	250	2.4%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	94.0%	1,668	1,527	141	9.2%
Virginia	804	93.0%	98.3%	1,794	1,900	(106)	(5.6)%
Total Mid-Atlantic Properties	1,471	94.0%	96.3%	3,462	3,427	35	1.0%

Southeast Properties
Florida	1,272	93.7%	93.8%	2,518	2,702	(184)	(6.8)%
Georgia	1,717	89.5%	91.2%	1,770	2,279	(509)	(22.3)%
Total Southeast Properties	2,989	91.3%	92.3%	4,288	4,981	(693)	(13.9)%

Total/Same Community
Property NOI	12,108	94.6%	95.8%	18,256	18,664	(408)	(2.2)%

(1)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

20

Associated Estates Realty Corporation Property Revenue For the Nine Months Ended September 30, 2009 and 2008 (Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	YTD	YTD
	No. of	Physical	Physical	2009	2008	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenues	Revenues	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.2%	$6,311	$6,193	$118	1.9%
Michigan	2,888	95.7%	97.1%	19,712	19,676	36	0.2%
Ohio - Central Ohio	2,621	96.0%	97.2%	19,036	18,479	557	3.0%
Ohio - Northeastern Ohio	1,303	95.7%	97.5%	11,122	11,115	7	0.1%
Total Midwest Properties	7,648	96.0%	97.0%	56,181	55,463	718	1.3%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	94.0%	7,592	7,433	159	2.1%
Virginia	268	95.5%	98.5%	3,246	3,171	75	2.4%
Total Mid-Atlantic Properties	935	95.3%	95.3%	10,838	10,604	234	2.2%

Southeast Properties
Florida	1,272	93.7%	93.8%	13,142	13,675	(533)	(3.9)%
Georgia	1,717	89.5%	91.2%	11,054	12,522	(1,468)	(11.7)%
Total Southeast Properties	2,989	91.3%	92.3%	24,196	26,197	(2,001)	(7.6)%

Total Same Community	11,572	94.7%	95.6%	91,215	92,264	(1,049)	(1.1)%

Acquisitions (2)
Virginia	536	91.8%	98.1%	5,002	3,203	1,799	56.2%

Total Property Revenue	12,108	94.6%	95.8%	$96,217	$95,467	$750	0.8%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

21

Associated Estates Realty Corporation Property Operating Expenses For the Nine Months Ended September 30, 2009 and 2008 (Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	YTD	YTD
	No. of	Physical	Physical	2009	2008	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.2%	$2,758	$3,010	$(252)	(8.4)%
Michigan	2,888	95.7%	97.1%	9,430	9,324	106	1.1%
Ohio - Central Ohio	2,621	96.0%	97.2%	8,440	8,570	(130)	(1.5)%
Ohio - Northeastern Ohio	1,303	95.7%	97.5%	4,332	4,344	(12)	(0.3)%
Total Midwest Properties	7,648	96.0%	97.0%	24,960	25,248	(288)	(1.1)%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	94.0%	2,617	2,535	82	3.2%
Virginia	268	95.5%	98.5%	1,030	1,000	30	3.0%
Total Mid-Atlantic Properties	935	95.3%	95.3%	3,647	3,535	112	3.2%

Southeast Properties
Florida	1,272	93.7%	93.8%	5,671	5,382	289	5.4%
Georgia	1,717	89.5%	91.2%	5,598	5,526	72	1.3%
Total Southeast Properties	2,989	91.3%	92.3%	11,269	10,908	361	3.3%

Total Same Community	11,572	94.7%	95.6%	39,876	39,691	185	0.5%

Acquisitions (2)
Virginia	536	91.8%	98.1%	1,690	1,098	592	53.9%

Total Property Operating Expenses	12,108	94.6%	95.8%	$41,566	$40,789	$777	1.9%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

22

Associated Estates Realty Corporation
Property Net Operating Income (Property NOI)
For the Nine Months Ended September 30, 2009 and 2008
 (Unaudited, in thousands, except unit totals and per unit amounts)

		2009	2008	YTD	YTD
	No. of	Physical	Physical	2009	2008	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.2%	$3,553	$3,183	$370	11.6%
Michigan	2,888	95.7%	97.1%	10,282	10,352	(70)	(0.7)%
Ohio - Central Ohio	2,621	96.0%	97.2%	10,596	9,909	687	6.9%
Ohio - Northeastern Ohio	1,303	95.7%	97.5%	6,790	6,771	19	0.3%
Total Midwest Properties	7,648	96.0%	97.0%	31,221	30,215	1,006	3.3%

Mid-Atlantic Properties
Baltimore/Washington	667	95.2%	94.0%	4,975	4,898	77	1.6%
Virginia	268	95.5%	98.5%	2,216	2,171	45	2.1%
Total Mid-Atlantic Properties	935	95.3%	95.3%	7,191	7,069	122	1.7%

Southeast Properties
Florida	1,272	93.7%	93.8%	7,471	8,293	(822)	(9.9)%
Georgia	1,717	89.5%	91.2%	5,456	6,996	(1,540)	(22.0)%
Total Southeast Properties	2,989	91.3%	92.3%	12,927	15,289	(2,362)	(15.4)%

Total Same Community	11,572	94.7%	95.6%	51,339	52,573	(1,234)	(2.3)%

Acquisitions (3)
Virginia	536	91.8%	98.1%	3,312	2,105	1,207	57.3%

Total Property NOI	12,108	94.6%	95.8%	$54,651	$54,678	$(27)	(0.1)%

(1)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

23

Associated Estates Realty Corporation Debt Structure As of September 30, 2009 (Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
FIXED RATE DEBT	September 30, 2009	Total Debt	Interest Rate

Mortgages payable - CMBS	$116,000	22.1%	7.7%
Mortgages payable - other (1)	337,385	64.1%	5.8%
Unsecured debt	25,780	4.9%	7.9%
Total fixed rate debt	479,165	91.1%	6.4%

VARIABLE RATE DEBT
Mortgages payable	34,984	6.6%	4.7%
Unsecured revolving credit facility	12,000	2.3%	1.8%
Total variable rate debt	46,984	8.9%	4.0%
TOTAL DEBT	$526,149	100.0%	6.2%

Interest coverage ratio (2)	1.74:1
Fixed charge coverage ratio (3)	1.55:1
Weighted average maturity	7.2 years

	Fixed Rate	Fixed Rate
SCHEDULED PRINCIPAL MATURITIES	CMBS	Other	Variable Rate	Total

2009	$-	$-	$-	$-
2010	15,378	63,000	-	78,378
2011(4)	54,836	-	12,000	66,836
2012	45,786	36,000	-	81,786
2013	-	132,209	-	132,209
Thereafter	-	131,956	34,984	166,940
Total	$116,000	$363,165	$46,984	$526,149

(1)	Includes $63,000 of variable rate debt swapped to fixed.

(2)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance, other prepayment costs/credits and/or preferred repurchase costs including discounts received and premiums paid.  See page 27 for a reconciliation of net (loss) income available to common shares to EBITDA and for the Company's definition of EBITDA.

(3)	Represents interest expense and preferred stock dividend payment coverage, including capitalized interest and excluding defeasance and/or other prepayment costs.

(4)	Includes the Company's unsecured revolving credit facility.

24

Associated Estates Realty Corporation 2009 Financial Outlook As of October 26, 2009

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income attributable to AERC	$0.38 to $0.41
Expected real estate depreciation and amortization	2.04
Expected net defeasance credits	-0.03
Expected preferred share dividends	-0.25
Expected gains on disposition of properties/gain on insurance recoveries	-0.97
Expected Funds from Operations as Adjusted (1)	$1.17 to $1.20

Same Community Portfolio
Revenue growth	-1.6% to -1.2%
Expense growth	0.5% to 1.0%
Property NOI (2) growth	-3.5% to -2.5%
Physical occupancy	92.5% to 93.0%

Transactions
Acquisitions	$0 million
Dispositions	$33.9 million
Development (3)	$5.0 million

Corporate Expenses
General and administrative expense	$13.6 million
Service company expense (4)	$0.5 million
Total	$14.1 million

Debt
Capitalized interest (3)	$0.1 million
Expensed interest (excluding defeasance credits) (5)	$34.9 million
Expected net defeasance credits	-$0.6 million

Capital Structure (6)
Common share repurchases	$0 million
Preferred share repurchases	$0 million

(1)	See page 26 for the Company's definition of this non-GAAP measurement.

(2)	See page 28 for the Company's definition of this non-GAAP measurement.

(3)	Reflects development of 60 units on adjacent parcel in Richmond, Virginia, with an expected completion date of June 30, 2010.

(4)

Excludes salaries and benefits reimbursed in connection with the management of properties for third parties which are grossed up in fees, reimbursements and other and direct property management and service company expense in accordance with GAAP.

(5)	Includes $1.3 million of deferred financing costs.

(6)	Earnings guidance does not take into consideration any share repurchases.

25

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

This supplemental includes certain non-GAAP financial measures that the Company believes are helpful in understanding our business, as further described below.  The Company's definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.

Funds from Operations ("FFO")

The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, gains on insurance recoveries, and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.  The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.

Funds from Operations ("FFO") as Adjusted

The Company defines FFO as adjusted as FFO, as defined above, plus the add back of defeasance and other prepayment costs/credits of $(563,000) and $2.0 million for the nine months ended September 30, 2009 and September 30, 2008, respectively.  In accordance with GAAP, these prepayment costs/credits are included as interest expense in the Company's Consolidated Statement of Operations.  The Company is providing this calculation as an alternative FFO calculation as it considers it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.

Funds Available for Distribution ("FAD")

The Company defines FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

26

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")

EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  The Company considers EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net (loss) income available to common shares to EBITDA.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2009	2008	2009	2008

Net (loss) income available to common shares	$(3,865)	$(4,244)	$5,420	$31,065
Allocation to participating securities	-	-	457	755
Equity in net loss of joint ventures	-	28	-	72
Preferred share dividends	1,049	1,201	3,149	3,603
Interest income	(6)	(16)	(41)	(127)
Interest expense (1)	8,665	9,202	25,617	29,639
Depreciation and amortization	8,502	9,602	26,771	28,376
Gain on disposition of properties/gain on insurance recoveries	2	-	(15,955)	(45,203)
Taxes	83	72	242	226
EBITDA	14,430	15,845	45,660	48,406
EBITDA - Joint Ventures:
Equity in net loss of joint ventures	-	(28)	-	(72)
Interest expense	-	9	-	29
Depreciation and amortization	-	24	-	71
EBITDA - Joint Ventures	-	5	-	28

Total EBITDA	$14,430	$15,850	$45,660	$48,434

(1)	2009 includes a defeasance credit of $(563), while 2008 includes defeasance and other prepayment costs of $1,959.

Net Operating Income ("NOI")

NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and painting service expense from total revenue.  The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

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Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Property Net Operating Income ("Property NOI")

Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  The Company considers Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.  The following is a reconciliation of Property NOI to total consolidated net (loss) income attributable to AERC.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2009	2008	2009	2008

Property NOI	$18,256	$18,664	$54,651	$54,678
Service company NOI	22	8	139	165
Construction and other services NOI	(86)	(31)	(269)	(226)
Depreciation and amortization	(8,502)	(9,304)	(26,297)	(26,726)
General and administrative expense	(3,831)	(3,668)	(10,136)	(10,379)
Interest income	6	16	41	122
Interest expense	(8,665)	(9,012)	(25,586)	(26,624)
Gain on insurance recoveries	-	-	544	-
Equity in net loss of joint ventures	-	(28)	-	(72)
Income from discontinued operations:
Operating income (loss)	-	325	568	(678)
Gain on disposition of properties	(2)	-	15,411	45,203
Income from discontinued operations	(2)	325	15,979	44,525
Net (loss) income	(2,802)	(3,030)	9,066	35,463
Net income attributable to noncontrolling redeemable interest	(14)	(13)	(40)	(40)
Consolidated net (loss) income attributable to AERC	$(2,816)	$(3,043)	$9,026	$35,423

Recurring Fixed Asset Additions

The Company considers recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.

Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions

The Company considers investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable the Company to increase rents.

Same Community Properties

Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.

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